Exhibit (j)

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 54 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.

                                                            /s/ Ropes & Gray LLP

                                                            Ropes & Gray LLP




Washington, D.C.
June 2, 2005